UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 13, 2010

FEI COMPANY

(Exact name of registrant as specified in its charter)

Oregon	000-22780	93-0621989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5350 NE Dawson Creek Drive, Hillsboro, Oregon 97124

(Address of Principal Executive Offices, including Zip Code)

(503) 726-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 13, 2010 at the Annual Meeting of Shareholders of FEI Company (“FEI”), our shareholders approved: (i) amendments to our 1995 Stock Incentive Plan to increase the number of shares of our common stock reserved for issuance under the plan from 10,000,000 to 10,250,000 and to change the terms of the annual automatic equity grants for non-employee members of FEI’s Board of Directors; and (ii) an amendment to the FEI Employee Share Purchase Plan to increase the number of shares of our common stock reserved for issuance under the plan from 2,950,000 to 3,200,000. A copy of each of these amended plans are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 13, 2010, FEI held its Annual Meeting of Shareholders. Final voting results for each proposal are set forth in the tables below.

Proposal 1 – To elect members of FEI’s Board of Directors to serve for the following year and until their successors are duly elected and qualified.

Each nominee for director was elected by a vote of the shareholders as follows:

Nominees	For	Withheld	Broker Non-Votes
Lawrence A. Bock	31,842,473	638,622	2,827,498
Wilfred J. Corrigan	31,675,992	805,173	2,827,498
Don R. Kania	32,123,263	357,832	2,827,498
Thomas F. Kelly	31,792,946	688,149	2,827,498
William W. Lattin	31,590,697	890,398	2,827,498
Jan C. Lobbezoo	31,921,891	559,204	2,827,498
Gerhard H. Parker (Chairman)	32,124,545	356,550	2,827,498
James T. Richardson	31,963,958	517,137	2,827,498
Richard H. Wills	31,839,532	641,563	2,827,498

Proposal 2 – To consider and vote on a proposal to amend FEI’s 1995 Stock Incentive Plan: (i) to increase the number of shares of our common stock reserved for issuance under the plan by 250,000 shares and (ii) to change the terms of the annual automatic equity grants for non-employee members of FEI’s Board of Directors.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes
29,039,737	2,921,130	520,228	2,827,498

Proposal 3 – To consider and vote on a proposal to amend FEI’s Employee Share Purchase Plan to increase the number of shares of our common stock reserved for issuance under the plan by 250,000 shares.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes
31,438,964	536,610	505,521	2,827,498

Proposal 4 – To consider approving the Audit Committee’s appointment of KPMG LLP as FEI’s independent registered public accounting firm for the year ending December 31, 2010.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes
34,332,020	946,753	29,820	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	1995 Stock Incentive Plan, as amended

10.2	Employee Share Purchase Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2010	FEI Company

/s/ Bradley J. Thies
Bradley J. Thies
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	1995 Stock Incentive Plan, as amended

10.2	Employee Share Purchase Plan, as amended

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